                                 LEASE AGREEMENT


THE STATE OF LOUISIANA      )

PARISH OF ST. MARY          )


         This Lease Agreement is made and entered into this the ___ day of __________________, 199__, by and between O.W. BURTON, JR., INDIVIDUALLY AND AS TRUSTEE OF THE TRUST OF ANNA BURTON, hereinafter called Owner, and PROTEIN SECURITIES COMPANY, a corporation, hereinafter called Tenant.

         In consideration of the mutual covenants and agreements herein set forth, and other good and valuable consideration, Owner does hereby demise and lease to Tenant, and Tenant does hereby lease from Owner, six (6) acres of property, more or less, as described in Exhibit "A," attached hereto and incorporated herein for all purposes, hereinafter called the "leased premises," under the terms and conditions hereinafter contained, on a "net-net-net lease" basis, with Tenant obligated to pay all rentals, plus insurance, taxes and maintenance, as hereinafter provided.

                                 ARTICLE 1. TERM

                                  TERM OF LEASE

         1.01 The term of this Lease shall commence on the _____ day of ___________, 199__ (the "Commencement Date"), and shall expire on November __, 2002, subject to the purchase option granted hereinbelow.

                         PRORATED RENT FOR PARTIAL MONTH

         1.02 In the event said commencement falls on other than the first day of a month, then the Tenant shall pay a prorated rent for said partial month and the five (5) year term of the Lease shall be adjusted to run from the first day of the following month.

                                 ARTICLE 2. RENT

                                      RENT

         2.01 Tenant agrees to pay to Owner without any prior demand therefor and without any deduction or set off whatsoever, the sum of one dollar ($1.00) in advance on the first day of each calendar month of lease term. If the term shall commence on a day other than the first day of a calendar month, then Tenant shall pay, on the Commencement Date of the term, a pro rata portion of the fixed monthly rent described above, prorated on a per diem basis with respect to such fractional calendar month.

                               ARTICLE 3. BUSINESS

         Tenant may use the leased premises for any lawful use and purpose, and will comply, and will cause its employees, agents, and invitees to comply, with all applicable federal, state and local laws and ordinances, and with all rules and regulations of governmental agencies, especially those dealing with environmental quality.

                      ARTICLE 4. MAINTENANCE AND SURRENDER

                                   MAINTENANCE

         4.01 Tenant shall at its expense and risk maintain the roof, foundation, underground or otherwise concealed plumbing, and the structural soundness of the exterior walls (including all windows, window glass, plate glass, and all doors) and all other parts of each building and other improvements on the leased premises in good repair and condition, including but not limited to, repairs (including all necessary replacements) to the interior plumbing, windows, window glass, plate glass, doors, heating system, air conditioning equipment, fire protection sprinkler system, and the interior and exterior of the building in general; and including the reasonable costs of landscape maintenance, outdoor lighting and cleaning, resurfacing, striping and maintaining all parking and service areas. Notwithstanding anything contained in the paragraph, the condition of said leased premises shall be maintained in the same or better condition as on the Commencement Date of this Lease.

                                    SURRENDER

         4.02 Tenant shall throughout the lease term maintain the building and other improvements constituting the leased premises and keep them free from waste or nuisance, and shall deliver up the premises in a clean and sanitary condition at the termination of this Lease in good repair and condition, reasonable wear and tear and damage by fire, tornado, or other casualty expected. In the event Tenant should neglect to reasonably maintain the leased premises, Owner shall have the right, but not the obligation, to cause repairs or corrections to be made, and any reasonable costs therefore shall be payable by Tenant to Owner as additional rental on the next rental installment date.

                   ARTICLE 5. OBLIGATIONS OF OWNER AND TENANT

                              TAXES AND ASSESSMENTS

         5.01 (a) Tenant shall pay and fully discharge all taxes, special assessments, and governmental charges of every character imposed during the term of this Lease on the leased premises or any part thereof, and all improvements erected thereon. Tenant shall pay all such taxes, charges and assessments to the public officer charged with the collection thereof not less than fifteen (15) days before the same shall become delinquent, and Tenant agrees to indemnify and save harmless Owner from all such taxes, charges and assessments. Tenant shall have the right in good faith at its cost and expense to contest any such taxes, charges and assessments, and shall be obligated to pay the contested amount only if and when finally determined to be due. Taxes shall be prorated for the year of the Commencement Date.

         (b) Subject to the right of Tenant to contest taxes, special assessments, and governmental charges, as hereinabove provided, Owner may at any time that the payment of any items of taxes, special assessments, or governmental charges which Tenant is obligated to pay under the provisions hereof remains unpaid give written notice to Tenant of its default, specifying the same, and if Tenant continues to fail to pay such item of taxes, special assessments or governmental charges or to contest the same in good faith, then at any time after ten (10) days from such written notice, Owner may pay the items specified in the notice, and Tenant covenants thereupon on demand to reimburse and pay Owner any amount so paid or expended in the payment of the items specified in the notice, with interest thereon at the rate of ten percent (10%) per annum from the date of such payment by Owner until paid by Tenant. Provided, however, if Owner, without giving the requisite ten (10) days' notice above provided for, pays any such item which has not been paid by Tenant within the time required in subparagraph (a) above, or which has not then or thereafter been successfully contested by Tenant, Tenant shall nevertheless reimburse Owner for such item, but without interest.

         (c) All taxes assessed prior to but payable in whole or in installments after the effective date of the lease term and all taxes assessed during the term but payable in whole or in installments after the lease term, shall be adjusted and prorated, so that Owner shall pay its prorated share for the period prior to and for the period subsequent to the lease term and Tenant shall pay its prorated share for the lease term.

                     ALTERATIONS, ADDITIONS AND IMPROVEMENTS

         5.02 Tenant shall not create any openings in any roof or exterior walls, nor make any alterations, additions, or improvements to the leased premises without the prior written consent of Owner. Consent for nonstructural alterations, additions or improvements shall not be unreasonably withheld by Owner. Tenant shall have the right at all times to erect or install trade fixtures, provided that Tenant complies with all applicable governmental laws, ordinances and regulations. All alterations, additions, or improvements made by Tenant shall become the property of Owner at the termination of this Lease; however, the Tenant shall promptly remove, if Owner so elects, all alterations, additions, and improvements, and any other property placed in the premises by Tenant, and Tenant shall repair any damage caused by such removal.

                                      SIGNS

         5.03 Tenant has the right to erect signs on any portion of the leased premises, including, but not limited to, the exterior walls of any building, subject to applicable laws and deed restrictions. Tenant shall remove all signs at the termination of this Lease, and shall repair any damage and close any holes caused by such removal.

                                 UTILITY CHARGES

         5.04 Tenant shall pay all utility charges for water, garbage collection, sewer charges, electricity, heat, gas, and power used in and about the leased premises, including any connection therefor, all such charges to be paid by Tenant to the utility company or municipality furnishing the same, before the same shall become delinquent.

                                    INSURANCE

         5.05 (a) Owner shall, at Tenant's expense, during the term of this Lease, keep all buildings and structures on said premises insured against loss or damage by fire, with extended coverage, if obtainable, to include direct loss by flood, windstorm, hail, explosion, riot, or riot attending a strike, civil commotion, aircraft, vehicles, and smoke in the aggregate amounts of not less than the full fair insurable value thereof. Such policy or policies of insurance shall name Owner as a named insured and shall provide that any loss shall be payable solely to Owner (and to Owner's mortgagee, if any, as their respective interests may appear), which sum Owner (and Owner's mortgagee, as applicable) shall use for repair and restoration purposes, subject to the limitations hereinafter contained. Tenant shall pay to Owner the premiums coming due on such policy or policies as billed by Owner. Owner shall have no liability to Tenant for Owner's failure to obtain such insurance in any event, the insurance requirement being included for the protection of Owner's investment only.

         (b) Tenant, at its own expense, also shall provide and maintain in force during the term of this Lease, Bodily Injury Liability and Property Damage Liability insurance

(Owner's, Landlord's and Tenant's coverage) in the amount of not less than One Million Dollars ($1,000,000.00) covering Owner as well as Tenant with one or more responsible insurance companies duly authorized to transact business in Louisiana. Tenant shall furnish Owner with certificates of all insurance required by this section. If Tenant does not maintain such insurance in full force and effect, Owner may notify Tenant of such failure and if Tenant does not deliver to Owner within ten (10) days after such notice certification showing all such insurance to be in full force and effect, Owner may, at its option, take out the necessary insurance to comply with the provisions hereof and pay the premiums on the items specified in such notice, and Tenant covenants thereupon on demand to reimburse and pay Owner any amount so paid or expended in the payment of the insurance premiums required hereby and specified in the notice, with interest at the rate of ten percent (10%) per annum from the date of such payment by Owner until repaid by Tenant.

                            FIRE AND CASUALTY DAMAGE

         5.06 If any building or other improvements on the leased premises should be damaged or destroyed by fire, tornado, or other casualty, Tenant shall give immediate written notice thereof to Owner.

                                TOTAL DESTRUCTION

         (a) If any building on the leased premises should be totally destroyed by fire, tornado, or other casualty, or it should be so damaged that rebuilding or repairs cannot reasonably be completed within one hundred eighty (180) working days from the date of written notification by Tenant to Owner of the occurrence of the damage, this Lease shall terminate and rent shall be abated for the unexpired portion of this Lease, effective as of the date of said written notification. The provisions of Article 12.10 hereof shall operate to extent said one hundred eighty (180) day period if rebuilding or repairs are delayed by force majeure.

                                 PARTIAL DAMAGE

         (b) If any building or other improvements on the leased premises should be damaged by fire, tornado, or other casualty, but not to such an extent that rebuilding or repairs cannot reasonably be completed within one hundred eighty
(180) working days from the date of written notification by Tenant to Owner of the occurrence of the damage, this Lease shall not terminate but Owner shall, if the casualty has occurred prior to the final two (2) years of the lease term, at his sole cost and risk proceed forthwith to rebuild or repair such building and other improvements to substantiate the condition in which they existed prior to such damage. If the casualty occurs during the final two (2) years of the lease term, Owner shall not be required to rebuild or repair such damage. If the building and other improvements are to be rebuilt or repaired and are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be adjusted equitably. In the event that Owner should fail to complete such rebuilding or repairs within one hundred eighty (180) working days from the date of written notification by Tenant to Owner of the occurrence of the damage, Tenant may at its option terminate this Lease by written notification at such time to Owner, whereon all rights and obligations hereunder shall cease. The provisions of
Article 11.10 hereof shall operate to extend said one hundred eighty (180) day period if rebuilding or repairs are delayed by force majeure or Tenant may make such repairs at the cost and expense of Owner and deduct same from future rental payments until Tenant has been fully reimbursed.

                                  CONDEMNATION

         5.07 If during the term of this Lease or any extension or renewal thereof, all of the leased premises should be taken by right of eminent domain, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective as of the date of the taking of said premises by the condemning authority.

         If less than all of the leased premises shall be taken by right of eminent domain, Owner or Tenant shall have the option to terminate this Lease on the date of taking by written notice to Tenant or Owner within sixty (60) days after the filing of the action in eminent domain, in which event Owner and Tenant shall be entitled to have the proceeds divided according to law.

                                 QUIET ENJOYMENT

         5.08 Conditioned on Tenant's performance of each and every condition, obligation and duty of Tenant, the prompt payment of all sums to be paid by Tenant, and so long as Tenant is not in default under any provision hereof, Owner warrants that Tenant shall peaceably and quietly enjoy the leased property without disturbance from Owner.

                              ARTICLE 6. INDEMNITY

         Tenant agrees to indemnify and hold Owner harmless against any and all claims, demands, damages, costs and expenses, including reasonable attorney's fees for the defense thereof, arising from the conduct or management of Tenant's business in the leased premises or from any breach on the part of Tenant of any conditions of this Lease, or from any act or negligence of Tenant, its agents, contractors, employees, subtenants, concessionaires, or licensees in or about the leased premises. In case of any action or proceeding brought against Owner by reason of any such claim, Tenant, upon notice from Owner, covenants to defend such action or proceeding by counsel acceptable to Owner.

         In addition to the foregoing, and not by way of limitation thereof, Tenant agrees to indemnify and hold Owner harmless from any and all liability, damages or costs of any kind or character for injury to persons or property in the leased premises or about or around the leased premises. Tenant also agrees to indemnify and hold Owner harmless from all liability, damages and costs of any and every kind and character, that may arise from the Tenant's improper care of the leased premises, or arising out of Tenant's use and occupancy of the leased premises, it being specifically agreed that Owner shall not be liable for any damage or injury to Tenant or any other person or persons, or to his or their property, goods or chattels caused by water, rain or snow, gas, steam or electricity, flooding, or by reason of breakage, leakage or obstruction of any pipes or leakage of any character, including roof leakage.

         It is expressly agreed that in the event Tenant violates any regulation, ordinance or law that results in Owner being cited by the city or any other regulatory or enforcing authority, Tenant agrees to hold Owner harmless in all respects.

                               ARTICLE 7. DEFAULT

                                DEFAULT BY TENANT

         7.01 (a) If Tenant shall allow the rent to be in arrears more than five
(5) days after written notice of such delinquency or shall remain in default under any other provision or condition of this Lease for a period of fifteen (15) days after written notice from Owner, or should any other person that Tenant secures possession of the premises, or any part thereof, by reason of any receivership, bankruptcy proceedings, or other operation of law in any manner whatsoever, Owner may at its option, without notice to Tenant, terminate this Lease, or in the alternative, Owner may reenter and take possession of said premises and remove all persons and property therefrom, without being deemed guilty of any manner of trespass, and relet the premises of any part thereof, for all or any part of the remainder of said term, to a party satisfactory to Owner, and at such monthly rental as Owner may with reasonable diligence be able to secure. Should Owner be unable to relet after reasonable efforts to do so, or should such monthly rental be less than the rental Tenant was obligated to pay under this Lease, or any renewal thereof, plus the expense or reletting, then Tenant shall pay the amount of such deficiency to Owner.

         (b) It is expressly agreed that in the event of default by Tenant hereunder, Owner shall have a lien upon all premises and upon all personal property located on said leased premises, as security for rent due and to become due for the remainder of the current lease term, which lien shall not be in lieu of or in any way affect the statutory landlord's lien given by law, but shall be cumulative thereto; and Tenant hereby grants to Owner a security interest in all such personal property placed in said leased premises for such purposes subject to any purchase money security lien given on equipment, furniture, fixtures or other items by Tenant. This shall not prevent the sale, exchange or replacement by Tenant of any personal property in the ordinary course of business free of such lien to Owner. In the event Owner exercises the option to terminate the lease hold, reenter, and relet the premises as provided in the preceding paragraph, then Owner after giving reasonable notice to Tenant of the intent to take possession and giving an opportunity for a hearing thereon, may take possession of all of Tenant's property on the premises and sell same at public or private sale after giving Tenant reasonable notice of the time and place of any public or private sale after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, for cash or on credit, or for such prices and terms as Owner deems best, with or without having the property present at such. The proceeds of such sale shall be applied first to the necessary and proper expense of removing, storing, and selling such property, then to the payment of any rent or other sum due or to become due under this Lease, with the balance, if any, to be paid to Tenant.

         (c) All rights and remedies of Owner under this Lease shall be cumulative, and none shall exclude any other right or remedy at law. Such rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefor arises.

         (d) If any rental shall not be paid within ten (10) days from its due date, in addition to all other remedies of Owner, Tenant shall pay to Owner, on demand by Owner, as additional rental, a sum equal to ten percent (10%) of such late rental payment or Twenty-five and 00/1000 ($25.00) Dollars, whichever is greater, to offset the expense of Owner in accounting for such late payment.

                                DEFAULT BY OWNER

         7.02 If Owner defaults in the performance of any term, covenant, or condition required to be performed by him under this Lease, Tenant may elect either one of the following:

              (a) After not less than thirty (30) days written notice to Owner, Tenant may remedy such default by any necessary action, and in connection with such remedy may pay expenses and employ counsel; all sums expended or obligations incurred by Tenant in connection therewith shall be paid by Owner to Tenant on demand, and on failure of such reimbursement, Tenant may, in addition to any other right or remedy that Tenant may have, deduct the cost and expenses thereof from rent subsequently becoming due hereunder; or

              (b) Elect to terminate this Lease on giving at least forty-five
(45) days' notice to Owner of such intention, thereby terminating this Lease on the date designated in such notice, unless Owner shall have cured such default prior to expiration of the forty-five (45) day period.

                         ARTICLE 8. INSPECTION BY OWNER

         Tenant shall permit Owner and his agents to enter into and upon the leased premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining or making repairs or alterations to any building.

                       ARTICLE 9. ASSIGNMENT AND SUBLEASE

                       ASSIGNMENT AND SUBLETTING BY TENANT

         9.01 Neither Tenant nor Tenant's legal representative or successor in interest by operation or law or otherwise shall assign this Lease, or any interest therein, or sublet the leased premises, or any part thereof, or right or privilege pertinent thereto, without the prior written consent of Owner. Any assignee approved by Owner must assume in writing all of Tenant's obligations under this Lease, and Tenant shall remain liable for each and every obligation under this Lease. The Owner will be paid by Tenant a minimum charge of $100.00 for each permitted assignment or subletting.

                               ASSIGNMENT BY OWNER

         9.02 Owner is expressly given the right to assign any or all of its interest under the terms of this Lease.

                           ARTICLE 10. TENANT HOLDOVER

         In the event Tenant remains in possession of the leased premises after the expiration of the term of this Lease Agreement or any agreed extension thereof, such holding over on the part of the Tenant will not renew or extend this Lease Agreement, and Tenant shall be deemed to be occupying and using the leased premises as a tenant at the sufferance of Owner, subject to all of the terms, conditions and provisions contained in this Lease Agreement insofar as the same are applicable to a tenancy at sufferance; provided, however, in such event Tenant covenants and agrees to pay to Owner monthly as rent for the leased premises for such holding over, a sum equal to one hundred fifty percent (150%) of the total rental due or paid by Tenant for the last month of the term of this Lease Agreement and all other sums required to be paid by Tenant under this Lease Agreement.

                            ARTICLE 11. MISCELLANEOUS

                              NOTICES AND ADDRESSES

         11.01 All notices provided to be given under this Lease shall be given by certified mail or registered mail, addressed to the property party, at the following address:

         OWNER:                                   TENANT:
         O.W. BURTON, JR., INDIVIDUALLY           PROTEIN SECURITIES COMPANY
         AND AS TRUSTEE OF THE TRUST OF           1717 ST. JAMES PLACE
         ANNA BURTON                              SUITE 550
         P.O. BOX 1230                            HOUSTON, TEXAS 77056
         BRIDGE CITY, TEXAS 77611

                                  PARTIES BOUND

         11.02 This Lease shall be binding upon the inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns where permitted by this Lease.

                               TEXAS LAW TO APPLY

         11.03 To the maximum extent allowable under law, this Lease shall be construed under and in accordance with the laws of the State of Texas, and all obligations of the parties created hereunder are performable in Orange County, Texas.

                               LEGAL CONSTRUCTION

         11.04 In case any one or more of the provisions contained in this Lease shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions thereof and this Lease shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                           PRIOR AGREEMENTS SUPERSEDED

         11.05 This Lease constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the within subject matter.

                                    AMENDMENT

         11.06 No amendment, modification, or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly executed by the parties hereto.

                         RIGHTS AND REMEDIES CUMULATIVE

         11.07 The rights and remedies provided by this Lease Agreement are cumulative and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

                                WAIVER OF DEFAULT

         11.08 No waiver by the parties hereto of any default or breach of any term, condition, or covenant of this Lease shall be deemed to be waiver of any other breach of the same or any other term, condition, or covenant contained herein.

                                 ATTORNEYS' FEES

         11.09 In the event Owner or Tenant breaches any of the terms of this Lease whereby the party not in default employs attorneys to protect or enforce its rights hereunder and prevails, then the defaulting party agrees to pay to the other party reasonable attorneys' fees so incurred by such other party.

                                  FORCE MAJEURE

         11.10 Neither Owner nor Tenant shall be required to perform any term, condition, or covenant in this Lease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, shortage or unavailability of labor or materials, civil riot, floods, and any other cause not reasonably within the control of Owner or Tenant and which by the exercise of due diligence Owner or Tenant is unable, wholly or in part, to prevent or overcome.

                                 TIME OF ESSENCE

         11.11 Time is of the essence of this Lease.

                              CONDITION OF PREMISES

         11.12 The leased premises and improvements have been examined by Tenant, or accepted by Tenant in "as is" condition, and are accepted by Tenant as being fit for the purposes for which such premises are leased.

                 SUBORDINATION TO EXISTING AND FUTURE MORTGAGES

         11.13. This Lease shall be subject and subordinate at all times to the lien of existing mortgages and of mortgages which hereafter may be made a lien on the leased property. Although no instrument or act on the part of the Tenant shall be necessary to effectuate such subordination, the Tenant will, nevertheless, execute and deliver such further instruments subordinating this Lease to the lien of any such mortgages as may be desired by the mortgagee. The Tenant hereby appoints the Owner its attorney-in-fact, irrevocably, to execute the deliver any such instrument for the Tenant.

                            PLACE FOR PAYMENT OF RENT

         11.14 All rent payable hereunder to Owner shall be payable at Owner's address for notices or at such other address as Owner may from time to time designate.

                                 PURCHASE OPTION

         11.15 Owner grants to Tenant, for the duration of the term of this Lease, an exclusive option to purchase the leased premises, including all improvements located thereon, on the following terms and conditions:

               (a) Tenant may exercise this option only by giving written notice to Owner of Tenant's intent to exercise such option.

               (b) Owner and Tenant have heretofore entered into one certain Lease Agreement dated November ___, 1997 for 45 acres of land adjacent to the leased premises (the "Adjacent Land"). This option to purchase may only be exercised if Tenant exercises its option to purchase, and in fact closes the purchase of, the Adjacent Land.

               (c) The full purchase price for the leased premises shall be the sum of one dollar ($1.00).


               (d) Owner shall furnish to Tenant, within fifteen (15) days after receiving notice of Tenant's intention to exercise its option, a survey and a commitment for title insurance issued by a title company of Tenant's selection. Within fifteen (15) days after the delivery of such commitment to Tenant, Tenant shall furnish Owner with a written list of Tenant's objections, if any, to the title to the leased premises. Owner shall then have twenty (20) days after receipt of such written list of objections to meet any requirements made by Tenant, and Owner agrees to use its best efforts to meet any such requirements.

If Owner is unable to meet the requirements made by Tenant within such twenty
(20) day period (or any extension thereof as hereinafter provided), Tenant's offer to purchase the leased premises shall automatically terminate unless Tenant agrees in writing to grant an extension of time to Owner to meet such requirements or agrees to purchase the leased premises notwithstanding Tenant's objections. Upon the termination of Tenant's offer to purchase the leased premises, as provided herein, Tenant shall retain the right to exercise its purchase option herein in the future and this Lease shall remain in effect.

               (e) In the event Tenant fails to close the sale (through no fault on the part of Owner) within forty-five (45) days after exercising such option then Tenant's offer to purchase shall be deemed terminated, and this Lease Agreement shall continue in effect as though Tenant had not exercised such purchase option.

               (f) On closing of the sale, Owner shall convey to Tenant by general warranty deed good and marketable title to the leased premises, as evidenced by a title insurance policy in the amount desired by Tenant issued by a title company of Tenant's selection, subject only to the following exceptions:

                   1. Any and all restrictions, covenants, conditions, easements, rights of way, oil, gas and other mineral reservations and other reservations, if any, relating to the leased premises, but only to the extent that they are still in effect, shown of record in the hereinabove mentioned county and state and shown on the title insurance policy as exceptions to insurance coverage or as matters to which such coverage is subject, and all zoning laws, regulations and ordinances of municipal and/or other governmental authorities, if any, but only to the extent they are still in effect relating to the leased premises.

                   2. Any discrepancies, conflicts, or shortages in area or boundary lines, or any encroachments, or any overlapping of improvements.

                   3. All taxes for the current year and subsequent years, and subsequent assessments for prior years due to change in land usage or ownership, not yet due and payable.

                   4. Any liens which may be created hereunder.

                   5. Rights of parties in possession.

               (g) All realtor or broker commissions, filing fees, cost of owner's title insurance policy, and costs of environmental studies and remediation, if any, shall be paid by Tenant; provided, however, that Owner and Tenant shall each bear their own respective attorney's fees.

               (h) By exercising its option and by purchasing the leased premises, Tenant agrees to indemnify, hold harmless and defend Owner against any and all demands or claims based upon any allegations of environmental harm or damage to the leased premises, including any assessments, fines, penalties, or claims for costs of remediation, regardless of the party or governmental entity making such claims, and regardless of when such alleged contamination or other violations may have occurred. This obligation shall survive the closing of such purchase.

         IN WITNESS WHEREOF, the undersigned Owner and Tenant hereto execute this Lease as of the day and year first above written.

                                    AGREEMENT

THE STATE OF LOUISIANA      )

PARISH OF ST. MARY          )

         KNOW ALL BY THESE PRESENTS: that O.W. BURTON, JR., INDIVIDUALLY AND AS TRUSTEE OF THE TRUST OF ANNA BURTON, (hereinafter "Grantor"), owners of certain real property, desire to furnish an option, as set forth in Louisiana Civil Code
Article 2620, to lease such property to Protein Securities Company (hereinafter "Grantee"). The Grantor and Grantee's consent to this agreement is evidenced by their signatures; performed under authentic act. The Lease Agreement to be executed is attached hereto and is incorporated herein for all purposes; the property is described in Exhibit "A" to such Lease Agreement.

         This option is exercisable by execution of the attached Lease
Agreement.

         FURTHER, Pursuant to LA. C.C. article 2620, Grantor desires, offers and agrees to furnish unto Grantee an option to purchase the property. Grantor represents that he has both the power and authority to execute this document and agrees to indemnify Grantee against any loss, including attorney's fees and costs, to which Grantee may be exposed in the event the Grantee's right to exercise this option is challenged. Said option is to be exercised by November 25, 2002. Said option to purchase can be exercised only if the option to purchase the property contained in the attached Lease Agreement is properly exercised. The purchase price of the immovable property set forth in Exhibit "A" to the Lease Agreement is One Dollar ($1.00) U.S. currency. This agreement performed under authentic act.

GRANTOR:                                       GRANTEE:

___________________________                    ___________________________
By: O.W. BURTON                                By: Eric T. Furey for Lessor
                                               Protein Security Company

WITNESSES:

___________________________

___________________________

___________________________

SWORN TO SUBSCRIBED BEFORE ME BY ALL PARTICIPANTS AND WITNESSES,
ON THIS 25TH DAY OF NOVEMBER, 1997.

___________________________
NOTARY PUBLIC

                                                                       EXHIBIT A

          That certain tract or parcel of land measuring 6.2 acres, more or less, situated in Section 44, T16S, R13E, St. Mary Parish, Louisiana, being further described as Tract "A-B-C-D-A" on a plan of land by Glenn E. Miller, Land Surveyor, showing property of Intercoastal Shipyard, a copy of which plan is attached hereto for greater particularity and made a part hereof, which property fronts on Bayou Boeuf by 378 feet more or less.

                       STATUTORY DURABLE POWER OF ATTORNEY

NOTICE: THE POWERS GRANTED BY THIS DOCUMENT ARE BROAD AND SWEEPING. THEY ARE EXPLAINED IN THE DURABLE POWER OF ATTORNEY ACT, CHAPTER XII, TEXAS PROBATE CODE. IF YOU HAVE ANY QUESTIONS ABOUT THESE POWERS, OBTAIN COMPETENT LEGAL ADVICE. THIS DOCUMENT DOES NOT AUTHORIZE ANYONE TO MAKE MEDICAL AND OTHER HEALTH-CARE DECISIONS FOR YOU. YOU MAY REVOKE THIS POWER OF ATTORNEY IF YOU LATER WISH
TO DO SO.

         I. O.W. BURTON, JR., reside at E. Roundbunch Road, Bridge City, Texas, and I hereby appoint my daughter, RACHEL BURTON WHEELER, as my agent (attorney-in-fact) to act for me in any lawful way with respect to all of the following powers except for a power that I have crossed out below.

          TO WITHHOLD A POWER, YOU MUST CROSS OUT EACH POWER WITHHELD.

                  Real property transactions;
                  Tangible personal property transactions;
                  Stock and bond transactions;
                  Commodity and option transactions;
                  Banking and other financial institution transactions; Business operating transactions;
                  Insurance and annuity transactions;
                  Estate, trust, and other beneficiary transactions;
                  Claims and litigation;
                  Personal and family maintenance;
                  Benefits from Social Security, Medicare, Medicaid, or other governmental programs or civil or military services;
                  Retirement plan transactions; and
                  Tax Matters.


         IF NO POWER LISTED ABOVE IS CROSSED OUT, THIS DOCUMENT SHALL BE CONSTRUED AN INTERPRETED AS A GENERAL POWER OF ATTORNEY AND MY AGENT (ATTORNEY IN FACT) SHALL HAVE THE POWER AND AUTHORITY TO PERFORM OR UNDERTAKE ANY ACTION I COULD PERFORM OR UNDERTAKE IF I WERE PERSONALLY PRESENT.

ON THE FOLLOWING LINES YOU MAY GIVE SPECIAL INSTRUCTIONS LIMITING OR EXTENDING THE POWERS GRANTED TO YOUR AGENT.

IN ADDITION TO THE POWERS SET FORTH ABOVE, MY DAUGHTER, RACHEL BURTON WHEELER HAS THE POWER TO SIGN ANY AND ALL DOCUMENTATION IN THE SALE OF ASSETS AND/OR LEASE OF THE PROPERTY IN THE ESTATE OF ANNIE BURTON AND FOR MY UNDIVIDED INTEREST THEREIN TO GULF PROTEIN SECURITIES.

UNLESS YOU DIRECT OTHERWISE ABOVE, THIS POWER OF ATTORNEY IS EFFECTIVE IMMEDIATELY AND WILL CONTINUE UNTIL IT IS REVOKED.

         CHOOSE ONE OF THE FOLLOWING ALTERNATIVES BY CROSSING OUT THE ALTERNATIVE NOT CHOSEN:

         (A) This Power of Attorney is not affected by my subsequent disability or incapacity.

         (B) This Power of Attorney becomes effective upon my disability or incapacity.

         YOU SHOULD CHOOSE ALTERNATIVE (A) IF THIS POWER OF ATTORNEY IS TO BECOME EFFECTIVE ON THE DATE IT IS EXECUTED.

         IF NEITHER (A) NOR (B) IS CROSSED OUT, IT WILL BE ASSUMED THAT YOU CHOSE ALTERNATIVE (A).

         If Alternative (B) is chosen and a definition of my disability or incapacity is not contained in this Power of Attorney, I shall be considered disabled or incapacitated for purposes of this Power of Attorney if a physician certifies in writing at a date later than the date this Power of Attorney is executed that, based on the physician's medical examination of me, I am mentally incapable of managing my financial affairs. I authorize the physician who examines me for this purpose to disclose my physical or mental condition to another person for purposes of this Power of Attorney. A third party who accepts this Power of Attorney is fully protected from any action taken under this Power of Attorney that is based on the determination made by a physician of my disability or incapacity.

         I agree that any third party who receives a copy of this document may act under it. Revocation of the Durable Power of Attorney is not effective as to a third party until the third party receives actual notice of the revocation. I agree to indemnify the third party for any claims that arise against the third party because of reliance on this Power of Attorney.

         If any agent named by me dies, becomes legally disabled, resigns, or refuses to act, I name the following (each to act alone and successively, in the order named) as successor(s) to that agent:
_________________________________________________________________.

         Signed this 24th day of November, 1997.

                                    _____________________________________
                                    O.W. BURTON, JR.

THE STATE OF TEXAS     )

COUNTY OF ORANGE       )

         This document was acknowledged before me on the 24th day of November, 1997, by O.W. BURTON, JR.

                                     ___________________________________
                                     NOTARY PUBLIC, STATE OF TEXAS

         THE ATTORNEY IN FACT OR AGENT, BY ACCEPTING OR ACTING UNDER THE APPOINTMENT, ASSUMES THE FIDUCIARY AND OTHER LEGAL RESPONSIBILITIES OF AN AGENT.